Fair Value Measurements	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 9—Fair Value Measurements
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2021 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value.

	Fair Value Measured as of June 30, 2021
	Level 1	Level 2	Level 3	Total
Assets
Investments held in Trust Account – U.S. Treasury Securities	$275,006,781	$—	$—	$275,006,781
Liabilities:
Warrant liabilities—public warrants	$6,380,000	$—	$—	$6,380,000
Warrant liabilities—private warrants	$—	$—	$6,186,666	$6,186,666
Transfers to/from Levels 1, 2, and 3 are recognized at the beginning of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement, when the Public Warrants were separately listed and traded in April 2021.

There were no other transfers to/from Levels 1, 2, and 3 during the three and six months ended June 30, 2021.
For periods where no observable traded price is available, the fair value of the Public Warrants has been estimated using a Monte-Carlo simulation model. For periods subsequent to the detachment of the Public Warrants from the Units, the fair value of the Public Warrants is based on the observable listed price for such warrants. The fair value of the Private Warrants is determined using a Monte-Carlo simulation model.
 For the three months ended June 30, 2021 and the period from January 8, 2021 (inception) through ended June 30, 2021, the Company recognized a loss in the fair value of warrant liabilities of approximately $4.8 million and $3.4 million, respectively, presented on the accompanying condensed consolidated statements of operations.
The change in the fair value of the Level 3 derivative warrant liabilities for the three months ended June 30, 2021 and the period from January 8, 2021 (inception) through June 30, 2021 is summarized as follows:

Warrant liabilities at January 8, 2021	$—
Issuance of Public and Private Warrants	9,153,333
Change in fair value of warrant liabilities	(1,408,333)

Warrant liabilities at March 31, 2021	7,745,000
Public Warrants transferred to Level 1	(3,905,000)
Change in fair value of warrant liabilities	2,346,666

Warrant liabilities at June 30, 2021	$6,186,666

The estimated fair value of the
Public and Private Placement Warrants, prior to the Public Warrants being traded in an active market, was determined using Level

3 inputs. Inherent in a Monte-Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its ordinary shares based on historical volatility of select peer companies that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon
yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero. Any changes in these assumptions can change the valuation significantly.
The following table provides quantitative information regarding Level 3 fair value measurements inputs at their measurement dates:

	June 30, 2021	March 2, 2021
Exercise price	$11.50	$11.50
Stock Price	$9.87	$9.83
Term (in years)	5.25	5.58
Volatility	17.80%	15.10%
Risk-free interest rate	0.91%	0.79%
Dividend yield	—	—